SCHEDULE OF ROLL FORWARD OF BITCOIN (Details) $ in Thousands	12 Months Ended
	Dec. 31, 2025 USD ($)
Goodwill and Intangible Assets Disclosure [Abstract]
Balance on January 1, 2025
Issuance of Class A Ordinary Shares for BTC	20,000	[1]
Exchange of BTC for EDGEAI acquisition	(15,732)	[2]
Realized loss on sale/exchange of BTC	(4,268)	[2]
Balance on December 31, 2025

[1]	On October 6, 2025, the Company announced the completion of a private placement with certain non-U.S. institutional investors. The Company issued Class A ordinary shares, and the investors paid with BTC, with an aggregate value of US$20 million.
[2]	In November 2025, the Company used BTC to pay a portion of the consideration for the purchase of EDGEAI under an agreement signed on October 27, 2025. The fair value of BTC was lower than its carrying amount, resulting in a loss on disposal of approximately US$4.3 million, which was recognized in the consolidated statements of operations.